M&I MARSHALL & ILSLEY BANK
P 0 BOX 2045
MILWAUKEE WI 53201-2045

                                                                     Page 1 of 1

JORE-EDGEETON
DEBTOR IN POSSESSION
1220 W FULTON ST
EDGERTON WI 53534

                                                               Call 888.464.5463
                                                               or 1-888-464-5463
                                                             For 24-Hour Account
                                                    Information or Current Rates
Statement Closing Date June 30, 200l

SMALL     Account nc. 21073646
BUSINESS
DEPOSIT
ACCOUNT

Activity on your account

Date                  Deposits          Checks/Charges  Description
Jun     8                                     1,984.05  Check

                        0.00                  1,984.05  Totals

Average Ledger Balance          1,262.58
Beginning Balance               1,984.05        Ending Balance  0.00

Daily Balances
May 31           1,984.05                Jun 8          0.00

        ****This Account Has Been Closed****

Thank you for banking at M&I MARSHALL & ILSLEY BANK.